Prospectus
Nov. 4, 1999

American Express Pinnacle Variable AnnuitySM
Individual flexible premium deferred combination fixed/variable annuity

American Enterprise Variable Annuity Account

Issued by: American Enterprise Life Insurance Company (American Enterprise Life) 80 South Eighth Street, P.O. Box 534,
Minneapolis, MN 55440-0534
Telephone: 800-333-3437

This prospectus contains information that you should know before investing. You also will receive the prospectuses for:

o   AIM Variable Insurance Funds, Inc.
o   American Express(R) Variable Portfolio Funds
o   Fidelity Variable Insurance Products - Service Class
o   Franklin  Templeton  Variable  Insurance  Products  Trust  (FTVIP) - Class 2
o   Templeton  Variable  Products  Series  Fund  (TVP) - Class 2
o   MFS(R)  Variable Insurance TrustSM
o   Putnam Variable Trust
Please read the prospectuses carefully and keep them for future reference. This contract is available for nonqualified annuities, IRAs (including Roth IRAs) and Simplified Employee Pension (SEP) plans.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting American Enterprise Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

                                Table of Contents

Key Terms..............................................................3
The Contract in Brief..................................................5
Expense Summary........................................................7
Condensed Financial Information (Unaudited)............................12
Financial Statements...................................................12
Performance Information................................................12
The Variable Account and the Funds.....................................14
The Fixed Account......................................................17
Buying Your Contract...................................................18
Charges................................................................21
Valuing your Investment................................................24
Making the Most of Your Contract.......................................26
Withdrawals............................................................30
Changing Ownership.....................................................31
Benefits in Case of Death..............................................32
The Annuity Payout Period..............................................34
Taxes..................................................................37
Voting Rights..........................................................40
Substitution of Investments............................................41
About the Service Providers............................................42
Year 2000..............................................................43
Table of Contents of the Statement of Additional Information...........44

Key Terms

These terms can help you understand details about your contract.

Accumulation unit - A measure of the value of each variable subaccount before annuity payouts begin.

Annuitant - The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts - An amount paid at regular intervals under one of several plans.

Beneficiary - The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force and before annuity payouts begin.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 4 p.m. Eastern time.

Contract value - The total value of your contract before we deduct any applicable charges.

Contract year - A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account - An account to which you may allocate purchase payments.  Amounts
you  allocate  to  this   account  earn   interest  at  rates  that  we  declare
periodically.

Funds - Investment options under your contract. You may allocate your purchase payments into subaccounts investing in shares of any or all of these funds.

Owner (you, your) - The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

Qualified annuity - A contract that you purchase for one of the following retirement plans that is subject to applicable federal law and any rules of the plan itself:

o    Individual Retirement Annuities (IRAs), including Roth IRAs
o    Simplified Employee Pension (SEP) plans

All other contracts are nonqualified annuities.

Retirement date - The date when annuity payouts are scheduled to begin.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. Each valuation date ends at the close of business. We calculate the value of each subaccount at the close of business on each valuation date.

Variable account - Consists of separate subaccounts to which you may allocate purchase payments; each subaccount invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the fund.

Withdrawal value - The amount you are entitled to receive if you make a full withdrawal from your contract. It is the contract value minus any applicable charges.

The Contract in Brief

Purpose: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the contract. The contract provides lifetime or other forms of payouts beginning at a specified date (the retirement date). As in the case of other annuities, it may not be advantageous for you to purchase this contract as a replacement for, or in addition to an existing annuity.

Free look period: You may return your contract to your sales representative or to our office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

Accounts:Currently, you may allocate your purchase payments among any or all of:

o the variable subaccounts, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the variable subaccounts. (p.14)

o the fixed account, which earns interest at a rate that we adjust periodically. (p.17)

Buying your contract: Your sales representative will help you complete and submit an application. Applications are subject to acceptance at our office. You may buy a nonqualified annuity or a qualified annuity. After your initial purchase payment, you have the option of making additional purchase payments in the future. Some states have time limitations for making additional payments.

o   Minimum initial purchase payment - $2,000
o Minimum additional purchase payment - $100 ($50 for Systematic Investment Plan payments)
o   Maximum total purchase payments (without prior approval) -
         $1,000,000 (for issue ages up to 85)
         $100,000 (for issue ages 86 to 90) (p.18)

Transfers: Subject to certain restrictions you currently may redistribute your money among accounts without charge at any time until annuity payouts begin, and once per contract year among the subaccounts after annuity payouts begin. You may establish automated transfers among the fixed account and subaccounts. Fixed account transfers are subject to special restrictions. (p.27)

Withdrawals: You may withdraw all or part of your contract value at any time before the retirement date. You also may establish automated partial withdrawals. Withdrawals may be subject to charges and tax penalties (including a 10% IRS penalty if you make withdrawals prior to your reaching age 59 1/2) and may have other tax consequences; also, certain restrictions apply. (p.30)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p.31)

Benefits in case of death: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p.32)

Annuity payouts: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet the requirements of the qualified plan. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each subaccount and the fixed account. (p.34)

Taxes: Generally, your contract grows tax-deferred until you make withdrawals from it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. (p.37)

Charges:

o    $30 annual contract administrative charge;
o    0.15% variable account administrative charge;
o 1.00% mortality and expense risk fee if death benefit Option A applies; or 1.10% mortality and expense risk fee if death benefit Option B applies;
o    withdrawal charge;
o any premium taxes that may be imposed on us by state or local governments. (Currently, we deduct any applicable premium tax when you make a total withdrawal or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments); and
o    the operating expenses of the funds.

Expense Summary

The purpose of this table is to help you understand the various costs and expenses associated with your contract.

You pay no sales charge when you purchase your contract. We show all costs that you bear directly or indirectly for the subaccounts and funds below. Some expenses may vary as we explain under "Charges." Please see the fund's prospectuses for more information on the operating expenses for each fund.

Contract owner expenses:

Withdrawal charge
(contingent deferred sales charge as a percentage of purchase payment withdrawn)

          Years from purchase                      Withdrawal charge
            payment receipt                            percentage
                   1                                       8%
                   2                                       8
                   3                                       7
                   4                                       6
                   5                                       5
                   6                                       4
                   7                                       2
               Thereafter                                  0


Withdrawal  Charge under Annuity Payout Plan E - Payouts for a specified period.

The amount equal to the difference in the present value of remaining payments using the assumed investment rate and such present value using the assumed investment rate plus 1.60%.


Annual contract administrative charge                $30*

* We will waive this charge when your contract value is $50,000 or more on the current contract anniversary.


Annual variable account expenses
(as a percentage of average subaccount value and will vary depending on death option that applies)
                                                         Option A                 Option B
   Variable account administrative charge                 0.15%                    0.15%

   Mortality and expense risk fee                         1.00%                    1.10%

Total annual variable account expenses                    1.15%                    1.25%


Annual  operating  expenses  of the  funds  after  fee  waivers  and/or  expense reimbursements, if applicable, as a percentage of average daily net assets
                                                                 Management       12b-1     Other
                                                                    Fees          Fees     Expenses   Total
AIM V.I. Capital Appreciation Fund                                 .62%            --        .05      .67%1
AIM V.I. Value Fund                                                .61%            --        .05      .66%1

AXPSM Variable Portfolio - Blue Chip Advantage Fund                .56%            .13       .26      .95%2
AXPSM Variable Portfolio - Bond Fund                               .60%            .13       .07      .80%3
AXPSM Variable Portfolio - Cash Management Fund                    .50%            .13       .06      .69%3
AXPSM Variable Portfolio - Diversified Equity Income Fund          .56%            .13       .26      .95%2
AXPSM Variable Portfolio - Extra Income Fund                       .62%            .13       .09      .84%3
AXPSM Variable Portfolio - Managed Fund                            .59%            .13       .04      .76%3
AXPSM Variable Portfolio - New Dimensions Fund                     .61%            .13       .06      .80%3
AXPSM Variable Portfolio - Small Cap Advantage Fund                .79%            .13       .31     1.23%2

Fidelity VIP Balanced Portfolio (Service Class)                    .44%            .10       .15      .70%1,4
Fidelity VIP Growth Portfolio (Service Class)                      .59%            .10       .06      .80%1,4
Fidelity VIP Growth & Income Portfolio (Service Class)             .49%            .10       .11      .70%1,5
Fidelity VIP Mid Cap Portfolio (Service Class)                     .59%            .10       .41     1.10%3

FT VIP Mutual Shares Securities Fund - Class 2                     .74%            .25       .03     1.02%6,7
FT VIP Franklin Value Securities Fund - Class 2                    .75%            .25       .08     1.08%6,7,8
FT VIP Franlin Small Cap Fund - Class  2                           .75%            .25       .02     1.02%6,7
TVP Templeton International Fund - Class 2                         .69%            .25       .17     1.11%

MFS(R)- Growth with Income Series9                                  .75%            --        .13      .88%
MFS(R)- New Discovery Series9                                       .90%            --        .27     1.17%10
MFS(R)- Total Return Series9                                        .75%            --        .16      .91%
MFS(R)- Utilities Series9                                           .75%            --        .26     1.01%

Putnam VT Growth and Income Fund - Class IB Shares                 .46%            .15       .04      .65%2
Putnam VT Income Fund - Class IB Shares+                           .65%            .15       .07      .87%2
Putnam VT International Growth Fund - Class IB Shares              .80%            .15       .27     1.22%2
Putnam VT Vista Fund - Class IB Shares                             .65%            .15       .12      .92%2

1Figures in "Management Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1998.

2 Based on estimated expenses for the first fiscal year.

3Annualized operating expenses of funds at Dec. 31, 1998.


4A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total annual operating expenses, after reimbursement for Balanced Portfolio and Growth Portfolio would have been 0.69% and 0.75% respectively.


5Fidelity Management & Research Company agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the Management fee, 12b-1 fee, Other Expenses and Total Operating Expenses as a percentage of their respective average net assets would have been 0.49%, 0.10%, 0.12% and 0.71%.

+ Prior to April 9, 1999 was known as Putnam VT U.S. Government and High Quality
  Bond Fund

6Because no Class 2 shares were issued as of Dec. 31, 1998, figures (other than Rule 12b-1 fees) are based on the Portfolio's Class 1 actual expenses for the fiscal year ended Dec. 31, 1998 plus Class 2's annual Rule 12b-1 fee of 0.25%.
(While the maximum amount payable under each Portfolio's Class 2 Rule 12b-1 plan is 0.35% per year of the Portfolio's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year).

7The figure shown under Management Fees, combines both the Management and Portfolio Administration Fees. The Portfolio Administration Fee is a direct expense for the Mutual Shares Securities Fund and Value Securities Fund. The
Small Cap Fund pays for similar services indirectly through the Management Fee.

8The  Value  Securities  Fund  commenced  operations  May  1,  1998,  therefore,
Management Fees and Rule 12b-1 Fees are annualized and Other Expenses are estimated for 1999.

9Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

10Fees are stated net of waivers and/or reimbursements. Absent fee waivers and/or reimbursements, the Management Fee, Other Expenses and Total Expenses as a percentage of average net assets for MFS New Discovery Series would have been (0.90%, 4.32% and 5.22%).

Example:*

You would pay the following expenses on a $1,000 investment in an annuity with a 1.00% mortality and expense risk fee, assuming 5% annual return and:

                                                                                               no withdrawal or selection
                                                               a full withdrawal at             of an annuity payout plan
                                                           the end of each time period       at the end of each time period
                                                             1 year           3 years           1 year           3 years
AIM V.I. Capital Appreciation Fund                            99.34            129.82             19.34            59.82
AIM V.I. Value Fund                                           99.24            129.51             19.24            59.51

AXPSM Variable Portfolio - Blue Chip Advantage Fund          102.16            138.35             22.16            68.35
AXPSM Variable Portfolio - Bond Fund                         100.62            133.70             20.62            63.70
AXPSM Variable Portfolio - Cash Management Fund               99.50            130.29             19.50            60.29
AXPSM Variable Portfolio - Diversified Equity Income         102.16            138.35             22.16            68.35
Fund
AXPSM Variable Portfolio - Extra Income Fund                 101.03            134.94             21.03            64.94
AXPSM Variable Portfolio - Managed Fund                      100.21            132.46             20.21            62.46
AXPSM Variable Portfolio - New Dimensions Fund               100.62            133.70             20.62            63.70
AXPSM Variable Portfolio - Small Cap Advantage Fund          105.03            146.98             25.03            76.98

Fidelity VIP Balanced Portfolio (Service Class)               99.65            130.75             19.65            60.75
Fidelity VIP Growth Portfolio (Service Class)                100.67            133.86             20.67            63.86
Fidelity VIP Growth & Income Portfolio (Service Class)        99.65            130.75             19.65            60.75
Fidelity VIP Mid Cap Portfolio (Service Class)               103.75            143.13             23.75            73.13

FT VIP Mutual Shares Securities Fund - Class 2               102.93            140.67             22.93            70.67
FT VIP Value Securities Fund - Class 2                       103.54            142.52             23.54            72.52
FT VIP Small Cap Fund - Class 2                              102.93            140.67             22.93            70.67
TVP Templeton International Fund - Class 2                   103.85            143.44             23.85            73.44

MFS(R)- Growth with Income Series                             101.49            136.34             21.49            66.34
MFS(R)- New Discovery Series                                  104.47            145.29             24.47            75.29
MFS(R)- Total Return Series                                   101.80            137.27             21.80            67.27
MFS(R)- Utilities Series                                      102.83            140.36             22.83            70.36

Putnam VT Growth and Income Fund - Class IB Shares            99.14            129.20             19.14            59.20
Putnam VT Income Fund - Class IB Shares                      101.39            136.03             21.39            66.03
Putnam VT International Growth Fund - Class IB Shares        104.98            146.83             24.98            76.83
Putnam VT Vista Fund - Class IB Shares                       101.90            137.58             21.90            67.58


You would pay the following expenses on a $1,000 investment in an annuity with a 1.10% mortality and expense risk fee, assuming a 5% annual return and:

                                                                                               no withdrawal or selection
                                                               a full withdrawal at             of an annuity payout plan
                                                           the end of each time period       at the end of each time period
                                                             1 year           3 years           1 year           3 years
AIM V.I. Capital Appreciation Fund                           100.37            132.93             20.37            62.93
AIM V.I. Value Fund                                          100.26            132.62             20.26            62.62

AXPSM Variable Portfolio - Blue Chip Advantage Fund          103.19            141.44             23.19            71.44
AXPSM Variable Portfolio - Bond Fund                         101.65            136.80             21.65            66.80
AXPSM Variable Portfolio - Cash Management Fund              100.52            133.39             20.52            63.39
AXPSM Variable Portfolio - Diversified Equity Income         103.19            141.44             23.19            71.44
Fund
AXPSM Variable Portfolio - Extra Income Fund                 102.06            138.04             22.06            68.04
AXPSM Variable Portfolio - Managed Fund                      101.24            135.56             21.24            65.56
AXPSM Variable Portfolio - New Dimensions Fund               101.65            136.80             21.65            66.80
AXPSM Variable Portfolio - Small Cap Advantage Fund          106.06            150.05             26.06            80.05

Fidelity VIP Balanced Portfolio (Service Class)              100.67            133.86             20.67            63.86
Fidelity VIP Growth Portfolio (Service Class)                101.70            135.96             21.70            66.96
Fidelity VIP Growth & Income Portfolio (Service Class)       100.67            133.86             20.67            63.86
Fidelity VIP Mid Cap Portfolio (Service Class)               104.77            146.21             24.77            76.21

FT VIP Mutual Shares Securities Fund - Class 2               103.95            143.75             23.95            73.75
FT VIP Value Securities Fund - Class 2                       104.57            145.60             24.57            75.60
FT VIP Small Cap Fund - Class 2                              103.95            143.75             23.95            73.75
TVP Templeton International Fund - Class 2                   104.88            146.52             24.88            76.52

MFS(R)- Growth with Income Series                            102.52            139.43             22.52            69.43
MFS(R)- New Discovery Series                                 105.49            148.36             25.49            78.36
MFS(R)- Total Return Series                                  102.83            140.36             22.83            70.36
MFS(R)- Utilities Series                                     103.85            143.44             23.85            73.44

Putnam VT Growth and Income Fund - Class IB Shares           100.16            132.31             20.16            62.31
Putnam VT Income Fund - Class IB Shares                      102.42            139.12             22.42            69.12
Putnam VT International Growth Fund - Class IB Shares        106.00            149.90             26.00            79.90
Putnam VT Vista Fund - Class IB Shares                       102.93            140.67             22.93            70.67

* In these examples, the $30 annual contract administrative charge is approximated as a 0.067% charge based on the average estimated contract size. Premium taxes imposed by some state and local governments are not reflected in these examples. We entered into certain arrangements under which we are compensated by the funds' advisors and/or distributors for the administrative services we provide to the funds.

You should not consider these examples to be a representation of past or future expenses. Actual expenses may be more or less than those shown.

Condensed Financial Information (Unaudited)

We have not provided this information for the subaccounts because they are new and do not have any history.

Financial Statements

You can find our audited financial statements in the SAI. The SAI does not include the audited financial statements of the subaccounts because they are new and do not have any assets.

Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. Currently, we do not provide any performance information for the subaccounts, because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time which, it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

We include non-recurring charges (such as withdrawal charges) in total return figures, but not in yield quotations. Excluding non-recurring charges in yield calculations increases the reported value.

Total return figures reflect the deduction of all applicable charges (except premium taxes) including:
       o  contract administrative charge;
       o  mortality and expense risk fee;
       o  variable account  administrative  charge; and
       o withdrawal charge (assuming a withdrawal at the end of the illustrated period)

We also show optional total return quotations that do not reflect a withdrawal charge deduction (assuming no withdrawal). We may show total return quotations by means of schedules, charts or graphs.

Average annual total return is the average annual compounded rate of return of the investment over a period of one, five and ten years (or up to the life of the subaccount if it is less than ten years old).

Cumulative total return is the cumulative change in the value of the investment over a specified time period. We assume that income earned by the investment is reinvested. Cumulative total return generally will be higher than average annual total return.

Annualized simple yield (for subaccounts investing in money market funds) "annualizes" the income generated by the investment over a given seven-day period. That is, we assume the amount of income generated by the investment during the period will be generated each seven-day period for a year. We show this as a percentage of the investment.

Annualized compound yield (for subaccounts investing in money market funds) is calculated like simple yield except that we assume the income is reinvested when we annualize it. Compound yield will be higher than simple yield because of the compounding effect of the assumed reinvestment.

Annualized yield (for subaccounts investing in income funds) divides the net investment income (income less expenses) for each accumulation unit during a given 30-day period by the value of the unit on the last day of the period. We then convert the result to an annual percentage.

You should consider performance information in light of the investment objectives and policies, characteristics and quality of the fund in which the subaccount invests and the market conditions during the given time period. Advertised yields and total return figures include charges that reduce the advertised performance. Therefore, you should not compare subaccount performance to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine total return and yield).

If you would like additional information about actual performance, contact us at the address or telephone number on the first page of this prospectus.

The Variable Account and the Funds

You may allocate purchase payments to any or all of the subaccounts of the variable account that invest in shares of the following funds (Subaccounts depend on the mortality and expense risk fee that applies to your contract):

------------------------------------------------------------------------------------------------------------------------------
  Subaccount    Investing in                Investment Objectives and Policies:                  Investment Advisor or
                                                                                                 Manager
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PCAP 1      AIM V.I. Capital            Objective: growth of capital. Invests primarily in   A I M Advisors, Inc.
    PCAP 2      Appreciation Fund           common stocks, with emphasis on medium- and
                                            small-sized growth companies.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PVAL 1      AIM V.I. Value Fund         Objective: long-term growth of capital with income   A I M Advisors, Inc.
    PVAL 2                                  as a secondary objective. Invests primarily in
                                            equity securities judged to be undervalued relative
                                            to the investment advisor's appraisal of the
                                            current or projected earnings of the companies
                                            issuing the securities, or relative to current
                                            market values of assets owned by the companies
                                            issuing the securities, or relative to the equity
                                            market generally.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PBCA 1      AXPSM Variable Portfolio -  Objective: long-term total return exceeding that of  IDS Life Insurance Company
    PBCA 2      Blue Chip Advantage Fund    the U.S. stock market. Invests primarily in common   (IDS Life), investment
                                            stocks of companies that are included in the         manager; American Express
                                            unmanaged S&P 500 Index.                             Financial Corporation
                                                                                                 (AEFC) investment advisor.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PBND 1      AXPSM Variable Portfolio -  Objective: high level of current income while        IDS Life, investment
    PBND 2      Bond Fund                   conserving the value of the investment for the       manager; AEFC, investment
                                            longest time period. Invests primarily in            advisor.
                                            investment-grade bonds.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PCMG 1      AXPSM Variable Portfolio -  Objective: maximum current income consistent with    IDS Life, investment
    PCMG 2      Cash Management Fund        liquidity and conservation of capital. Invests in    manager; AEFC, investment
                                            money market securities.                             advisor.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PDEI 1      AXPSM Variable Portfolio -  Objective: high level of current income and, as a    IDS Life, investment
    PDEI 2      Diversified Equity Income   secondary goal, steady growth of capital. Invests    manager; AEFC, investment
                Fund                        primarily in equity securities.                      advisor.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PEXI 1      AXPSM Variable Portfolio -  Objective: high current income, with capital growth  IDS Life, investment
    PEXI 2      Extra Income Fund           as a secondary objective. Invests primarily in       manager; AEFC, investment
                                            long-term, high-yielding, high-risk debt securities  advisor.
                                            below investment grade issued by U.S. and foreign
                                            corporations.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PMGD 1      AXPSM Variable Portfolio -  Objective: maximum total investment return through    IDS Life, investment
    PMGD 2      Managed Fund                a combination of capital growth and current income.   manager; AEFC, investment
                                            Invests primarily in stocks, convertible              advisor.
                                            securities, bonds and money market instruments.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PNDM 1      AXPSM Variable Portfolio -  Objective: long-term growth of capital. Invests       IDS Life, investment
    PNDM 2      New Dimensions Fund         primarily in common stocks of U.S. and foreign        manager; AEFC, investment
                                            companies showing potential for significant growth.   advisor.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PSCA 1      AXPSM Variable Portfolio -  Objective: long-term capital growth. Invests          IDS Life, investment
    PSCA 2      Small Cap Advantage Fund    primarily in equity securities of small companies     manager; AEFC, investment
                                            that are often included in the S&P SmallCap 600       advisor; Kenwood Capital
                                            Index or the Russell 2000 Index.                      Management LLC,
                                                                                                  sub-investment advisor.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PBAL 1      Fidelity VIP Balanced       Objective: income and growth of capital. Invests      Fidelity Management &
    PBAL 2      Portfolio (Service Class)   primarily in a diversified portfolio of equity and    Research Company (FMR),
                                            fixed-income securities with income, growth of        investment manager; FMR
                                            income, and capital appreciation potential.           U.K., FMR Far East and
                                                                                                  Fidelity Investments Money
                                                                                                  Market Management Inc.
                                                                                                  (FIMM), sub-investment
                                                                                                  advisors.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PGRO 1      Fidelity VIP Growth         Objective: capital appreciation. Invests primarily     FMR, investment manager;
    PGRO 2      Portfolio (Service Class)   in common stocks of the companies that the manager     FMR U.K., FMR Far East and
                                            believes have above-average growth potential.          FIMM, sub-investment
                                                                                                   advisors.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PGRI 1      Fidelity VIP Growth &       Objective: high total return through a combination     FMR, investment manager;
    PGRI 2      Income Portfolio (Service   of current income and capital appreciation. Invests    FMR U.K. and FMR Far East,
                Class)                      primarily in common stocks with a focus on those       sub-investment advisors
                                            that pay current dividends and show potential for
                                            capital appreciation.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PMDC 1      Fidelity VIP Mid Cap        Objective: long-term growth of capital. Invests        FMR, investment manager;
    PMDC 2      Portfolio (Service Class)   primarily in medium market capitalization common       FMR U.K. and FMR Far East,
                                            stocks.                                                sub-investment advisors.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PINT 1      Templeton International     Objective: long-term capital growth. Invests           Templeton Investment
    PINT 2      Fund                        primarily in equity securities of non-U.S.             Counsel, Inc.
                (Class 2)                   companies.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PMSS 1      Franklin Templeton VIP      Objective: capital appreciation with income as a       Franklin Mutual Advisers,
    PMSS 2      Mutual Shares Securities    secondary goal. Invests primarily in equity            LLC
                Fund - Class 2              securities of companies that the manager believes
                                            are available at market prices less than their
                                            actual value based on certain recognized or
                                            objective criteria (intrinsic value).
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PSMC 1      Franklin Templeton VIP      Objective: long-term capital growth. Invests           Franklin Advisers, Inc.
    PSMC 2      Franklin Small Cap Fund-    primarily in equity securities of U.S. small
                Class 2                     capitalization (small cap) growth companies.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PVAS 1      Franklin Templeton VIP      Objective: long-term total return. Invests             Franklin Advisory Services,
    PVAS 2      Franklin Value Securities   primarily in common stocks of companies the manager    LLC
                Fund - Class 2              believes are significantly undervalued.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PGIS 1      MFS(R) Growth with Income   Objective: current income and long-term growth of      MFS Investment
    PGIS 2      Series                      capital and income. Invests primarily in common        Management(R)
                                            stocks and related securities, such as preferred
                                            stocks, convertible securities and depository
                                            receipts for those securities.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PNDS 1      MFS(R) New Discovery Series   Objective: capital appreciation. Invests primarily   MFS Investment
    PNDS 2                                    in equity securities of emerging growth companies.   Management(R)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PTRS 1      MFS(R) Total Return Series    Objective: above-average income consistent with the  MFS Investment
    PTRS 2                                    prudent employment of capital, with growth of        Management(R)
                                              capital and income as a secondary objective.
                                              Invests  primarily in a  combination
                                              of   equity    and   fixed    income
                                              securities.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PUTS 1      MFS(R) Utilities Series     Objective: capital growth and current income.          MFS Investment
    PUTS 2                                  Invests primarily in equity and debt securities of     Management(R)
                                            domestic and foreign companies in the utilities
                                            industry.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PGIN 1      Putnam VT Growth and        Objective: capital growth and current income.          Putnam Investment
    PGIN 2      Income Fund - Class IB      Invests primarily in common stocks that offer          Management, Inc.
                Shares                      potential   for   capital    growth,
                                            current income or both.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PINC 1      Putnam VT Income Fund -     Objective: high current income consistent with what    Putnam Investment
    PINC 2      Class IB Shares             Putnam Management believes to be prudent risk. The     Management, Inc.
                                            fund will normally invest mostly in bonds and other
                                            debt securities, and, to a lesser degree, in
                                            preferred stocks.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PIGR 1      Putnam VT International     Objective: capital appreciation. Invests primarily     Putnam Investment
    PIGR 2      Growth Fund -- Class IB     in equity securities of companies located in a         Management, Inc.
                Shares                      country other than the United States.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    PVIS 1      Putnam VT Vista Fund -      Objective: capital appreciation. Invests primarily     Putnam Investment
    PVIS 2      Class IB Shares             in a diversified portfolio of common stocks which      Management, Inc.
                                            Putnam Management  believes have the
                                            potential for above-average  capital
                                            appreciation.
------------------------------------------------------------------------------------------------------------------------------

The investment objectives and policies of some of the funds are similar to the investment objectives and policies of other mutual funds that the investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are also available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable annuities. Some funds also are available to serve as investment options for variable life insurance policies and qualified plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or qualified plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, policy owners and qualified plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and qualified plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and qualified plan accounts.

The IRS issued final regulations relating to the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the
Code). Each fund intends to comply with these requirements.

There is no current limit on the maximum number of subaccounts to which you can allocate purchase payments or contract value. However, we reserve the right to limit the maximum number of subaccounts at any time.

The variable account also includes other subaccounts that are available under contracts not described in this prospectus. The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business.

The U.S. Treasury and the Internal Revenue Service (IRS) said that they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the contract owner would be currently taxed on income earned within subaccount assets. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the contract owner will not be subject to current taxation as the owner of the subaccount assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

The variable account was established under Indiana law on July 15, 1987, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of American Enterprise Life.

The Fixed Account

You also may allocate purchase payments to the fixed account. We back the principal and interest guarantees relating to the fixed account. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of the general account of American Enterprise Life, the company's main portfolio of investments. We credit and compound interest daily to produce an effective annual interest rate. We will change the interest rate from time to time at our discretion.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract - Transfer policies" for restrictions on transfers involving the fixed account).

Buying Your Contract

Your sales representative will help you prepare and submit your application, and send it along with your initial purchase payment to our office. As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy. You can buy a contract or be the annuitant if you are 90 or younger. (In Pennsylvania, the annuitant must be age 80 or younger.)

When you apply, you may select:
o the fixed account and/or  subaccounts  in which you want to invest;
o how you want to make purchase  payments;
o the date you want to start receiving annuity payouts (the retirement date);
o a death benefit option; and o a beneficiary.

The contract provides for allocation of purchase payments to the subaccounts and/or to the fixed account in even 1% increments.

If your application is complete, we will process it and apply your purchase payment to the fixed account and subaccounts you selected within two business days after we receive it at our office. If we accept your application, we will send you a contract. If we cannot accept your application within five business days, we will decline the application and return your payment. We will credit the additional purchase payments you make to your accounts on the valuation date we receive them. We will value the additional payments at the next accumulation unit value calculated after we receive your payments at our office.

You may make monthly payments to your contract under a Systematic Investment Plan (SIP). You must make an initial purchase payment of at least $2,000. Then, to begin the SIP, you will complete and send a form and your first SIP payment along with your application.
There is no charge for SIP. You can stop your SIP payments at any time.

In most states, you may make additional purchase payments to nonqualified and qualified annuities until the retirement date. In Maryland and Washington, you may make additional purchase payments to nonqualified annuities until the later of the annuitant's 63rd birthday or the third contract anniversary, and you may make additional purchase payments to qualified annuities until the annuitant's 63rd birthday. In Massachusetts, you may make additional purchase payments for ten years only.

The retirement date
Annuity payouts are scheduled to begin on the retirement date. You can align this date with your actual retirement from a job, or it can be a different future date, depending on your needs and goals and on certain restrictions. You also can change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities and Roth IRAs, the retirement date must be:

o no earlier than the 60th day after the  contract's  effective  date;  and
o no later than the annuitant's 85th birthday (or the 10th contract anniversary, if later).

For qualified annuities (except Roth IRAs), to avoid IRS penalty taxes, the retirement date generally must be:

o    on or after the date the annuitant reaches age 59 1/2; and
o for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2.

If you are taking the minimum IRA distributions as required by the Code from another tax-qualified investment, or in the form of partial withdrawals from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the 10th contract anniversary, if later. (In Pennsylvania, annuity payouts must start no later than annuitant's 82nd birthday or the eighth contract anniversary.)

Beneficiary
If death benefits become payable before the retirement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in Case of Death" for more about beneficiaries.)

Purchase payments
Minimum initial purchase payment (includes SIPs): $2,000

Minimum additional purchase payments:
         $100 for regular purchase payments
         $ 50 for SIPs

Maximum total purchase payments:
         $1,000,000 (for issue ages up to 85 without prior approval) $100,000 (for issue ages 86 to 90 without prior approval)

How to make purchase payments
By letter

Send your check along with your name and contract number to:

         Regular mail:
         American Enterprise Life Insurance Company
         80 South Eighth Street
         P.O. Box 534
         Minneapolis, MN 55440-0534

         Express mail:
         American Enterprise Life Insurance Company
         Attention: Unit 829
         733 Marquette Avenue
         Minneapolis, MN 55402

By SIP:

Contact your sales representative to complete the necessary SIP paperwork.

Charges

Contract administrative charge
We charge this fee for establishing and maintaining your records. We deduct $30 from the contract value on your contract anniversary at the end of each contract year. We prorate this charge among the subaccounts and the fixed account in the same proportion your interest in each account bears to your total contract value. We will waive this charge when the contract value is $50,000 or more on the current contract anniversary. If you take a full withdrawal from your contract, we will deduct the $30 annual charge at the time of withdrawal regardless of the contract value. We cannot increase the annual contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

Variable account administrative charge
We apply this charge daily to the subaccounts. It is reflected in the unit values of the subaccounts and it totals 0.15% of their average daily net assets on an annual basis. It covers certain administrative and operating expenses of the subaccounts such as accounting, legal and data processing fees and expenses involved in the preparation and distribution of reports and prospectuses. We cannot increase the variable account administrative charge.

Mortality and expense risk fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee and it totals either 1.00% or 1.10% of their average daily net assets on an annual basis depending on the death benefit option that applies to your contract. If death benefit Option A applies, the mortality and expense risk fee is 1.00%. If death Option B applies, the mortality and expense risk fee is 1.10%. This fee covers the mortality and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and variable account administrative charge and these charges may not cover our expenses. We would have to make up any deficit from our general assets.

The subaccounts pay us the mortality and expense risk fee they accrued as follows:
o first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
o then, if necessary, the funds redeem shares to cover any remaining fees payable.

We may use any profits we realize from the subaccounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the withdrawal charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Withdrawal charge
If you withdraw part or all of your contract, you may be subject to a withdrawal charge. We calculate the withdrawal charge by drawing from your total contract value in the following order:

o First, in each contract year, we withdraw amounts totaling up to 10% of your prior anniversary contract value. (Your initial purchase payment is considered the prior anniversary contract value during the first contract year.) We do not assess a withdrawal charge on this amount.

o Next, we withdraw contract earnings, if any, that are greater than the annual 10% free withdrawal amount described in number one above. Contract earnings equal contract value less purchase payments received and not previously withdrawn. We do not assess a withdrawal charge on this amount.

     Note: We determine contract earnings by looking at the entire contract value, ot the earnings of any particular subaccount or the fixed account.

o Next, we withdraw purchase payments we received eight or more years before the withdrawal and not previously withdrawn. We do not assess a withdrawal charge on these purchase payments.

o Finally, if necessary, we withdraw purchase payments received in the seven years before the withdrawal on a "first-in, first-out" (FIFO) basis. There is a withdrawal charge on these payments. We determine your withdrawal charge by multiplying each of these payments by the applicable withdrawal charge percentage, and then totaling the withdrawal charges.

The withdrawal charge percentage depends on the number of years since you made the payments withdrawn.

     Years from purchase            Withdrawal charge
       payment receipt                 percentage
              1                            8%
              2                            8
              3                            7
              4                            6
              5                            5
              6                            4
              7                            2
          Thereafter                       0

Withdrawal charge calculation example

The following is an example of the calculation we would make to determine the withdrawal charge on a contract with this history:

o The contract date is July 1, 1999 with a contract year of July 1 through June 30 and with an anniversary date of July 1 each year; and

o    We received these payments:
         - $10,000 July 1, 1999;
         - $8,000 Dec. 31, 2004;
         - $6,000 Feb. 20, 2007; and

o The owner withdraws the contract for its total withdrawal value of $38,101 on Aug. 5, 2009 and had not made any other withdrawals during that contract year; and

o    The prior anniversary July 1, 2008 contract value was $38,488.

         Withdrawal charge                                         Explanation
         $       0                    $3,848.80 is 10% of the prior anniversary contract value withdrawn without withdrawal charge; and

                                      $10,252.20 is contract earnings in excess of the 10% free withdrawal amount withdrawn without withdrawal charge; and

                                      $10,000 July 1, 1999 payment was received eight or more years before withdrawal and is withdrawn without withdrawal charge;
                                      and

               400                    $8,000 Dec. 31, 2004 payment is in its fifth year from receipt, withdrawn with a 5% withdrawal charge; and

               420                    $6,000 Feb. 20, 2007 payment is in its third year from receipt withdrawn with a 7% withdrawal charge.
-------------------------------------
              $820

For a partial withdrawal that is subject to a withdrawal charge, the amount we actually withdraw from your contract value will be the amount you request plus any applicable withdrawal charge. We apply the withdrawal charge to this total amount. We pay you the amount you requested. If you take a full withdrawal from your contract, we also will deduct the $30 contract administrative charge.

Waiver of withdrawal charge We do not assess withdrawal charges for:

o    withdrawals of any contract earnings;
o amounts totaling up to 10% of your prior contract anniversary contract value to the extent they exceed contract earnings;
o required minimum distributions from a qualified annuity (for those amounts required to be distributed from the contract described in this prospectus);
o    contracts settled using an annuity payout plan;
o    death benefits;
o withdrawals you make under your contract's "Waiver of Withdrawal Charges" provision. To the extent permitted by state law, your contract will include this provision when the owner and annuitant are under age 76 on the date we issue the contract. We will waive withdrawal charges that normally are assessed upon full or partial withdrawal if you provide proof satisfactory to us that, as of the date you request the withdrawal, you or the annuitant are confined to a hospital or nursing home and have been for the prior 60 days. (See your contract for additional conditions and restrictions on this waiver); and
o withdrawals you make if you or the annuitant are diagnosed in the second or later contract years as disabled with a medical condition that with reasonable medical certainty will result in death within 12 months or less from the date of the licensed physician's statement. You must provide us with a licensed physician's statement containing the terminal illness diagnosis and the date the terminal illness was initially diagnosed.


Withdrawal  charge under Annuity Payout Plan E - Payouts for a specified period:
Under this payout plan, you can choose to take a withdrawal. The amount that you can withdraw is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.10% if the asssumed investment rate is 3.5% and 6.60% if the assumed investment rate is 5%. The withdrawal charge is equal to the difference in discount values using the above discount rates and the assumed investment rate.

In no event would your withdrawal charge exceed 9%.


Possible group reductions: In some cases, we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and withdrawal charges. However, we expect this to occur infrequently.

Premium taxes
Certain state and local governments impose premium taxes (up to 3.5%). These taxes depend upon your state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium tax when you make a full withdrawal from your contract or when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments.

Valuing Your Investment

We value your fixed account and subaccounts as follows:

Fixed account: We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals: o the sum of your purchase payments and transfer amounts allocated to the fixed account; o plus interest credited; o minus the sum of amounts withdrawn (including any applicable withdrawal charges) and amounts transferred out; and o minus any prorated contract administrative charge.

Subaccounts: We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, each time you take a partial withdrawal, transfer amounts out of a subaccount or we assess a contract administrative charge, we subtract a certain number of accumulation units from your contract.

The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units
To calculate the number of accumulation units for a particular subaccount, we divide your investment, after deduction of any premium taxes, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable subaccount equals the last value times the subaccount's current net investment factor.

Net investment factor
We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per-share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o    dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.

Factors that affect subaccount accumulation units
Accumulation units may change in two ways: in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the subaccounts;
o  transfers into or out of the subaccounts;
o  partial withdrawals;
o  withdrawal charges; and/or
o  prorated portions of the contract administrative charge.

Accumulation unit values will fluctuate due to:

o  changes in funds net asset value;
o  dividends  distributed to the subaccounts;
o  capital gains or losses of funds;
o  fund operating  expenses;
o  mortality and expense risk fees; and/or
o  variable account administrative charges.

Making the Most of Your Contract

Automated dollar-cost averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or from the fixed account to one or more subaccounts. You also can obtain the benefits of dollar-cost averaging by setting up regular automatic SIP payments. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

How dollar-cost averaging works
                                              Amount        Accumulation    Number of units
                             Month           invested        unit value        purchased
By investing an               Jan              $100              $20              5.00
equal number of
dollars each                  Feb              100               18               5.56
month...
                              Mar              100               17               5.88

you automatically             Apr              100               15               6.67
buy more units
when the per unit             May              100               16               6.25
market price is
low...                        Jun              100               18               5.56

                              Jul              100               17               5.88

                              Aug              100               19               5.26

and fewer units              Sept              100               21               4.76
when the per unit
market price is high          Oct              100               20               5.00

You have paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features, contact your sales representative. Some restrictions may apply.

Asset rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semi-annually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account.
There is no charge for asset rebalancing.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

Transferring money between accounts
You may transfer money from any one subaccount, or the fixed account, to another subaccount before annuity payouts begin. (Certain restrictions apply to transfers involving the fixed account.) We will process your transfer on the valuation date we receive your request. We will value your transfer at the next accumulation unit value calculated after we receive your request. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments.

We may suspend or modify transfer privileges at any time. Excessive trading activity can disrupt fund management strategy and increase expenses, which are borne by all contract owners who allocated purchase payments to the fund regardless of their transfer activity. We may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other contract owners. (For information on transfers after annuity payouts begin, see "Transfer policies" below).

Transfer policies
o Before annuity payouts begin, you may transfer contract values between the subaccounts or from the subaccounts to the fixed account at any time. However, if you made a transfer from the fixed account to the subaccounts, you may not make a transfer from any subaccount back to the fixed account for six months following that transfer.

o You may transfer contract values from the fixed account to the subaccounts on or within 30 days before or after the contract anniversary (except for automated transfers, which can be set up for certain transfer periods subject to certain minimums). The transfer from the fixed account to the subaccounts will be effective on the valuation date we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

How to request a transfer or a withdrawal
1        By letter

Send  your  name,   contract   number,   Social   Security  Number  or  Taxpayer
Identification Number and signed request for a transfer or withdrawal to:

Regular mail:
American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440-0534

Express mail:
American Enterprise Life Insurance Company
Attention: Unit 829
733 Marquette Avenue
Minneapolis, MN 55402

Minimum amount
Transfers or withdrawals: $500 or entire subaccount or fixed account balance

Maximum amount
Transfers or withdrawals: Contract value or the entire variable subaccount or fixed account balance

2        By automated transfers and automated partial withdrawals

Your sales representative can help you set up automated transfers among your subaccounts or fixed account or partial withdrawals from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that currently are in place.

o Automated transfers may not exceed an amount that, if continued, would deplete the fixed account or subaccounts from which you are transferring within 12 months unless we agree otherwise.

o Automated transfers and automated partial withdrawals are subject to all of the contract provisions and terms, including transfer of contract values between accounts.

o Automated withdrawals may be restricted by applicable law under some contracts.

o Automated partial withdrawals may result in IRS taxes and penalties on all or part of the amount withdrawn.

Minimum amount
Automated transfers or withdrawals:        $100 monthly/$250 quarterly,
                                           semiannually or annually

Maximum amount
Automated transfers or withdrawals:        Contract value (except for automated
                                           transfers from the fixed account)

3        By phone

Call between 8 a.m. and 6 p.m. Central time:

1-800-333-3437 or
(612) 671-7700 (Minneapolis/St. Paul area)

Minimum amount
For transfers or withdrawals: $500 or entire subaccount or fixed account balance

Maximum amount
For transfers: Contract value or the entire subaccount or fixed account balance For withdrawals: $25,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or withdrawal requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. We will not allow a telephone surrender within 30 days of an address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.

Telephone transfers and withdrawals are automatically available. You may request that telephone transfers and withdrawals not be authorized from your account by writing to us.

Withdrawals

You may withdraw all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your withdrawal request on the valuation date we receive it. For total withdrawals, we will compute the value of your contract at the next accumulation unit value calculated after we receive your request. We may ask you to return the contract. You may have to pay withdrawal charges (see "Charges - Withdrawal charge") and IRS taxes and penalties (see "Taxes"). You cannot make withdrawals after annuity payouts begin except under Plan E (See, "The Annuity Payout Period-Annuity payout plans").

Withdrawal policies
If you have a balance in more than one account and you request a partial withdrawal, we will withdraw money from all your subaccounts and/or the fixed account in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

Receiving payment when you request a withdrawal By regular or express mail:

o    payable to you.
o    mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.


Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -the withdrawal  amount includes a purchase  payment check that has not cleared;
   -the NYSE is closed,  except for normal  holiday  and weekend closings;
   -trading on the NYSE is restricted, according to SEC rules;
   -an  emergency,  as defined by SEC rules,  makes it impractical to sell securities or value the net assets of the accounts; or -the SEC permits us to delay payment for the protection of security holders.

Changing Ownership

You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our office. The change will become binding upon us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.

If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in similar copacity, ownership of a contract may be transferred to the annuitant.

Benefits in Case of Death

There are two death benefit options under this contract. If you or the annuitant are age 79 or older on the contract date, Option A will apply. If you and the annuitant are under age 79 on the contract date, you can elect either Option A or Option B on your application. Once you elect an option, you cannot change it. We show the option that applies in your contract. The death benefit option that applies determines the mortality and expense risk fee that is assessed against the subaccounts. (See "Charges - Mortality and Expense Risk Fee").

Under either option, we will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant. Other rules apply to qualified annuities. (See "Taxes").

Option A
We will pay the beneficiary the greater of:

1.  the contract value; or
2.  the total purchase payment paid less "adjustments for partial withdrawals."

Option B
We will pay the beneficiary the greatest of:

1.   the contract value; or
2. the total purchase payments paid less "adjustments for partial withdrawals;" or
3. the highest contract value on any prior contract anniversary before either you or the annuitant's 81st birthday, plus any purchase payments you made since that contract anniversary and less any "adjustments for partial withdrawals" since that contract anniversary. After either you or the annuitant's 81st birthday, this value will only change due to additional payments or "adjustments for partial withdrawals."

Adjusted partial withdrawals: Under either Option A or Option B, we calculate "adjusted partial withdrawals" for each partial withdrawal as the product of (a) times (b) where:

         (a) is the ratio of the amount of the partial withdrawal (including any applicable withdrawal charge) to the contract value on the date of (but prior to) the partial withdrawal; and

         (b) is the death benefit on the date of (but prior to) the partial withdrawal.

Example:

o    The contract is purchased for $25,000 on January 1, 2000.

o On January 1, 2001 (the first contract anniversary), the contract value has grown to $29,000.

o On March 1, 2001, the contract value has fallen to $22,000, at which point the owner takes a $1,500 partial withdrawal, leaving a contract value of $20,500.

The death benefit for Option A on March 1, 2001 is calculated as follows:
      The purchase payment                                                                 $25,000.00

      minus any "adjusted partial withdrawal"
      calculated as       $1,500  x  $25,000
                                $22,000                                                  -   1,704.54
                                                                                         ------------

      for a death benefit of                                                              $ 23,295.45

The death benefit for Option B on March 1, 2001 is calculated as follows:

      The "maximum anniversary value" (the greatest of the anniversary values which        $29,000.00
      was the contract value on Jan. 1, 2001)

      plus any purchase payments paid since that anniversary                                     0

      minus any "adjusted partial withdrawals" taken since that anniversary,
      calculated as       $1,500  x  $29,000
                                $22,000                                                  -   1,977.27
                                                                                         ------------
      for a death benefit of                                                              $ 27,022.72

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

Under a qualified annuity, if the annuitant dies before the Code requires distributions to begin, and the spouse is the only beneficiary, the spouse may keep the contract as owner until the date on which the annuitant would have reached age 70 1/2 or any other date permitted by the Code. To do this, the spouse must give us written instructions within 60 days after we receive proof of death.

Payments: Under a nonqualified annuity, we will pay the beneficiary in a single sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and
o payouts begin no later than one year after your death, or other date as permitted by the Code; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value at the next accumulation unit value calculated after our death claim requirements are fulfilled. We will pay interest, if any, from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

Other rules may apply to qualified annuities. (See "Taxes").

The Annuity Payout Period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct withdrawal charges under the payout plans listed below.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). You may reallocate this contract value to the fixed account to provide fixed dollar payouts and/or among the subaccounts to provide variable annuity payouts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest.

Amounts of fixed and variable  payouts  depend on:
o the annuity payout plan you select;
o the annuitant's  age and, in most cases,  sex;
o the annuity table in the contract; and
o the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month because the performance of the underlying funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month).

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract Transfer policies."

Annuity Table
The annuity table in your contract shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates). The table assumes that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% Table
If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they decline.

Annuity payout plans
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are to be used to purchase the payout plan:

o Plan A - Life annuity - no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o Plan B - Life annuity with five, 10 or 15 years certain: We make monthly payouts for a guaranteed payout period of five, 10 or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o Plan C - Life annuity - installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.


o Plan E - Payouts for a specified period: We make monthly payouts for a specific payout period of 10 to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level. The discount rate we use in the calculation will vary between
     5.10 and 6.60% depending on the applicable assumed investment rate. (See "Charges-Withdrawal Charge under Annuity Payout Plan E"). You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your withdrawal to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal. (See "Taxes").


Restrictions for some qualified plans: If you purchased a qualified annuity, you may be required to select a payout plan that provides for payouts:

o    over the life of the annuitant;
o    over the joint lives of the annuitant and a designated beneficiary;
o    for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

You have the responsibility for electing a payout plan that complies with your contract and with applicable law.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you have allocated to the fixed account will provide fixed dollar payouts and contract values that you have allocated among the subaccounts will provide variable annuity payouts.

If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum or to change the frequency of the payouts.

Death after annuity payouts begin
If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or withdrawal (see detailed discussion below). Any portion of the annuity payouts and any withdrawals you request that represent ordinary income normally are taxable. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements.

Qualified annuities: We designed this contract for use with qualified retirement plans. Special rules apply to these retirement plans. Your rights to benefits may be subject to the terms and conditions of these retirement plans regardless of the terms of the contract.

Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions during your life (except for Roth IRAs) and after your death. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

Annuity payouts under qualified annuities (except Roth IRAs): Under a qualified annuity, the entire payout generally is includable as ordinary income and is subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with deductible or pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Withdrawals: If you withdraw part or all of your contract, your withdrawal payment will be taxed to the extent that the value of your contract immediately before the withdrawal exceeds your investment. You also may have to pay a 10% IRS penalty for withdrawals you make before reaching age 59 1/2 unless certain exceptions apply. For qualified annuities, other penalties may apply if you make withdrawals from your contract before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under a contract (except a Roth IRA) is not tax exempt. Any amount your beneficiary receives that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the years he or she receives the payments. The death benefit under a Roth IRA generally is not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

Annuities owned by corporations, partnerships or trusts: For nonqualified annuities any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will remain tax deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:

o    because of your death;
o    because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).

For a qualified annuity, other penalties or exceptions may apply if you make withdrawals from your contract before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual tax return.

If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full withdrawal) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from any payment from which we deduct federal withholding. The withholding requirements may differ if we are making payment to a non-U.S. citizen or if we deliver the payment outside the United States.

Transfer of ownership of a nonqualified annuity: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be a withdrawal for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a withdrawal.

Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualification
We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

Voting Rights

As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.

After annuity payouts begin, the number of votes you have is equal to:

o the reserve held in each  subaccount for your  contract;  divided by
o the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each subaccount. We will send notice of these shareholders' meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

Substitution of Investments

We may substitute the funds in which the subaccounts invest if:
   o    laws or regulations change;
   o    the existing funds become unavailable; or
   o    in our judgment, the funds no longer are suitable for the subaccounts.

If any of these situations occur, and if we believe it is in the best interest of persons having voting rights under the contract, we have the right to substitute the funds currently listed in this prospectus for other funds.

We may also:
      o    add new subaccounts;
      o    combine any two or more subaccounts;
      o    make additional subaccounts investing in additional funds;
      o transfer assets to and from the subaccounts or the variable account; and
      o    eliminate or close any subaccounts.

In the event of substitution or any of these changes, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. However, we will not make any substitution or change without the necessary approval of the SEC and state insurance departments. We will notify you of any substitution or change.

About the Service Providers

Principal Underwriter
American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter for the contract. Its offices are located at IDS Tower 10, Minneapolis, MN 55440. AEFA is a wholly-owned subsidiary of American Express Financial Corporation (AEFC) which is a wholly-owned subsidiary of American Express Company.

The contracts will be distributed by broker-dealers which have entered into distribution agreements with AEFA and American Enterprise Life.

American Enterprise Life will pay commissions for sales of the contracts of up to 7% of purchase payments to insurance agencies or broker-dealers that are also insurance agencies. Sometimes American Enterprise Life pays the commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which, when totaled, could exceed 7.0% of purchase payments). In addition, American Enterprise Life may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, American Enterprise Life will pay or permit other promotional incentives, in cash or credit or other compensation.

Issuer
American Enterprise Life issues the contracts. American Enterprise Life is a wholly-owned subsidiary of IDS Life, which is a wholly-owned subsidiary of AEFC. AEFC is a wholly-owned subsidiary of American Express Company. American Express Company is a financial services company principally engaged through subsidiaries (in addition to AEFC) in travel related services, investment services and international banking services.

American Enterprise Life is a stock life insurance company organized in 1981 under the laws of the state of Indiana. Its administrative offices are located at 80 South Eighth Street, Minneapolis, MN 55402. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business.

Legal Proceedings
A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. American Enterprise Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On October 13, 1998, an action entitled Richard W. and Elizabeth J. Thoresen vs. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in Minnesota State Court. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount. American Enterprise Life also is a defendant in various other lawsuits. In American Enterprise Life's opinion, none of these lawsuits will have a material adverse effect on our financial condition.

Year 2000

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of American Enterprise Life and the Variable Account. All of the major systems used by American Enterprise Life and by Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. American Enterprise Life's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps have been taken to resolve any potential problems including modification to existing software and the purchase of new software. AEFC's target date for substantially completing its program of corrective measures on internal business critical systems was December 31, 1998. As of June 30, 1999, AEFC completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have and impact on the American Enterprise Life's and Variable Account's operations continues to be evaluated. The failure of external parties to resolve their own year 2000 issues in a timely manner could result in a material financial risk to AEFC, American Enterprise Life or the Variable Account.

AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. These plans are being amended to include specific Year 2000 considerations and will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

Table of contents of the Statement of Additional Information

Performance Information................................................3
Calculating Annuity Payouts............................................9
Rating Agencies........................................................10
Principal Underwriter..................................................11
Independent Auditors...................................................11
Financial Statements...................................................

-------------------------------------------------------------------------------
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

          American Express Pinnacle Variable Annuitysm

          AIM Variable Insurance Funds, Inc.
          American Express Variable Portfolio Funds
          Fidelity Variable Insurance Products - Service Class
          Franklin Templeton Variable Insurance Products Trust
          Templeton Variable Products Series Fund
          MSF(R) Variable Insurance TrustSM
          Putnam Variable Trust

Mail your request to:

American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN 55440-0534
800-333-3437

We will mail your request to:

Your name
Address
City                                         State                    Zip

                       STATEMENT OF ADDITIONAL INFORMATION

                                       for

                  AMERICAN EXPRESS PINNACLE VARIABLE ANNUITYsm

                  AMERICAN ENTERPRISE VARIABLE ANNUITY ACCOUNT

                                  Nov. 4, 1999

American  Enterprise  Variable Annuity Account is a separate account established
and  maintained  by  American   Enterprise  Life  Insurance   Company  (American
Enterprise Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI which you can obtain from your sales representative or by writing or calling us at the address or telephone number below. The prospectus is incorporated into this SAI by reference.

American Enterprise Life Insurance Company
80 South Eighth Street
P.O. Box 534
Minneapolis, MN  55440-0534
800-333-3437

American Express Pinnacle Variable Annuitysm

                                TABLE OF CONTENTS

Performance Information......................................................3

Calculating Annuity Payouts..................................................9

Rating Agencies..............................................................10

Principal Underwriter........................................................11

Independent Auditors.........................................................11

Financial Statements

PERFORMANCE INFORMATION

The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the Securities and Exchange Commission (SEC). An explanation of the methods used to compute performance follows below.

Average Annual Total Return

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the contract over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                                  P(1+T)n = ERV

where:                P =  a hypothetical initial payment of $1,000
                      T =  average annual total return
                      n =  number of years
                    ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the period, at the end of the period (or fractional portion thereof)

We calculated the following performance figures on the basis of historical performance of each fund. Currently, we do not provide any performance information for the subaccounts because they are new and have not had any activity to date. However, we show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


                  Average Annual Total Return For Periods Ending Dec. 31, 1998

Average  Annual  Total  Return  without  Withdrawal  for  annuities  with  1.00%
mortality and expense risk fee

             Performance Since
                                                                           Commencement of the Fund**
                                                                                                    Since
Subaccount       Investing In:                                     1 Year    5 Years   10 Years    Commencement
                 AIM VARIABLE INSURANCE FUNDS, INC.
--------------
PCAP 2           AIM V.I. Capital Appreciation Fund (5/93)*        17.89%     15.82%     --%         17.33%
--------------
PVAL 2           AIM V.I. Value Fund (5/93)*                       30.79      20.24      --          20.42

--------------
               AXPSM VARIABLE PORTFOLIO
--------------
PBCA 2           Blue Chip Advantage Fund (9/99)+                   --         --        --           --
--------------
PBND 2           Bond Fund (10/81)                                  0.28       5.50      7.62         9.93
--------------
PCMG 2           Cash Management Fund (10/81)                       3.87       3.67      4.06         5.41
--------------
PDEI 2           Diversified Equity Income Fund (9/99)+             --         --        --           --
--------------
PEXI 2           Extra Income Fund (5/96)                          -5.57       --        --           3.97
--------------
PMGD 2           Managed Fund (4/86)                               14.40       12.57    13.19        11.38
--------------
PNDM 2           New Dimensions Fund (5/96)                        27.11       --        --          22.81
--------------
PSCA 2           Small Cap Advantage Fund (9/99)+                   --         --        --           --

--------------
               FIDELITY VIP
--------------
PBAL 2           Balanced Portfolio (Service Class) (11/97)         15.87      --        --           14.41
--------------
PGRO 2           Growth Portfolio (Service Class) (11/97)           37.75      20.27     17.98        15.95
--------------
PGRI 2           Growth & Income Portfolio (Service Class)          27.73      --        --           27.49
                 (11/97)
--------------
PMDC 2           Mid Cap Portfolio (Service Class) (12/98)          --         --        --            3.02

--------------
               FRANKLIN TEMPLETON VIP
--------------
PINT 2           Mutual Shares Securities Fund - Class 2            -1.15      --        --            8.28
                 (11/96)1
--------------
PMSS 2           Franklin Value Securities Fund - Class 2 (5/98)2   --         --        --          -22.78
--------------
PSMC 2           Franklin Small Cap Fund - Class 2 (11/95)1         -2.22       --        --          14.61
--------------
               TEMPLETON VARIABLE PRODUCTS SERIES FUND (TVP)
--------------
PVAS 2           Templeton International Fund - Class 2 (5/92)3      7.76      10.40     --           12.73

--------------
               MFS INVESTMENT MANAGEMENT(R)
--------------
PGIS 2           Growth with Income Series (10/95)                  20.86      --        --           24.43
--------------
PNDS 2           New Discovery Series (4/98)                        --         --        --            1.34
--------------
PTRS 2           Total Return Series (1/95)                         10.98      --        --           17.29
--------------
PUTS 2           Utilities Series (1/95)                            16.66      --        --           23.90

--------------
               PUTNAM VARIABLE TRUST
--------------
PGIN 2           Putnam VT Growth and Income Fund - Class IB        14.04      18.22     14.90        15.36
                 (2/88) ***
--------------
PINC 2           Putnam VT Income Fund - Class IB (5/92)++ ***       6.87       5.56      7.74         7.22
--------------
PIGR 2           Putnam VT International Growth Fund - Class        17.05      --        --           15.88
                 IB (1/97)***
--------------
PVIS 2           Putnam VT Vista Fund - Class IB (1/97)***          18.06      --        --           -0.71

*    (Commencement date of the funds)
**   Current  applicable  charges deducted from fund  performance  include a $30 contract administrative charge, a 1.00% mortality and expense risk fee, and a 0.15%  variable  account  administrative  charge.  Premium  taxes are not reflected.
***  Performance  information  for Class IB shares is based on  information  for
     Class IA  shares  adjusted  to  reflect  payments  made  under the Class IB distribution plan.
+    Fund had not commenced operations as of Dec. 31, 1998.
++   Prior to April 9, 1999, was known as Putnam VT U.S. Government and High
     Quality Bond Fund.
1    Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on 1/6/99, historical  results of Class 1 shares,  and (b) for periods  after 1/6/99,
     Class 2's results  reflecting an additional 12b-1 fee  expense  which also affects  all future  performance.  [Blended figures assume reinvestment of dividends and capital gains.]
2    Because the fund started May 1, 1998,  performance for a full calendar year is not available.
3    Standardized performance for Class 2 shares reflect a "blended" figure, combining: (a) for periods prior to Class 2's inception on 5/1/97, historical  results of Class 1 shares,  and  (b) for periods  after 5/1/97,
     Class 2's results  reflecting an additional 12b-1 fee expense which also affects all future performance.


Average Annual Total Return with Withdrawal for annuities with a 1.00% mortality and expense risk fee

                                                                               Performance Since
                                                                           Commencement of the Fund**
                                                                                                     Since
Subaccount     Investing In:                                      1 Year    5 Years   10 Years    Commencement
               AIM VARIABLE INSURANCE FUNDS, INC.
--------------
PCAP 2           AIM V.I. Capital Appreciation Fund (5/93)*        9.89%     15.26%     --%         16.99%
--------------
PVAL 2           AIM V.I. Value Fund (5/93)*                      22.79      19.76      --          20.13

--------------
               AXPSM VARIABLE PORTFOLIO
--------------
PBCA 2           Blue Chip Advantage Fund (9/99)+                  --         --        --           --
--------------
PBND 2           Bond Fund (10/81)                                -6.94       4.68      7.62         9.93
--------------
PCMG 2           Cash Management Fund (10/81)                     -3.64       2.79      4.06         5.41
--------------
PDEI 2           Diversified Equity Income Fund (9/99)+            --         --        --           --
--------------
PEXI 2           Extra Income Fund (5/96)                        -12.32       --        --           1.50
--------------
PMGD 2           Managed Fund (4/86)                               6.40      11.94     13.19        11.38
--------------
PNDM 2           New Dimensions Fund (5/96)                       19.11       --        --          20.92
--------------
PSCA 2           Small Cap Advantage Fund (9/99)+                  --         --        --           --

--------------
               FIDELITY VIP
--------------
PBAL 2           Balanced Portfolio (Service Class) (11/97)        7.87       --        --          13.39
--------------
PGRO 2           Growth Portfolio (Service Class) (11/97)         29.75      19.79     17.98        15.95
--------------
PGRI 2           Growth & Income Portfolio (Service Class)        19.73       --        --          24.31
                 (11/97)
--------------
PMDC 2           Mid Cap Portfolio (Service Class) (12/98)         --         --        --          -4.39

--------------
               FRANKLIN TEMPLETON VIP
--------------
PINT 2           Mutual Shares Securities Fund - Class 2          -8.26       --        --           5.28
                 (11/96)1
--------------
PMSS 2           Franklin Value Securities Fund - Class 2 (5/98)   --         --        --         -28.18
--------------
PSMC 2           Franklin Small Cap Fund - Class 2 (11/95)1       -9.24       --        --          13.13
--------------
               TEMPLETON VARIABLE PRODUCTS SERIES FUND (TVP)
--------------
PVAS 2           Templeton International Fund - Class 2 (5/92)3   -0.06       9.72     --           12.58

--------------
               MFS INVESTMENT MANAGEMENT(R)
--------------
PGIS 2           Growth with Income Series (10/95)                12.86       --        --          23.27
--------------
PNDS 2           New Discovery Series (4/98)                       --         --        --          -5.97
--------------
PTRS 2           Total Return Series (1/95)                        2.98       --        --          16.35
--------------
PUTS 2           Utilities Series (1/95)                           8.66       --        --          23.10

--------------
               PUTNAM VARIABLE TRUST
--------------
PGIN 2           Putnam VT Growth and Income Fund - Class IB       6.04      17.70     14.90        15.36
                 (2/88)***
--------------
PINC 2           Putnam VT Income Fund - Class IB (5/92)++***     -0.88       4.74      7.74         7.22
--------------
PIGR 2           Putnam VT International Growth Fund - Class       9.05       --        --           12.36
                 IB (1/97)***
--------------
PVIS 2           Putnam VT Vista Fund - Class IB (1/97)***        10.06       --        --          -4.43

*    (Commencement date of the funds)
**   Current  applicable  charges deducted from fund  performance  include a $30 contract  administrative  charge, a 1.00% mortality and expense risk fee, a
     0.15% variable  account  administrative  charge and  applicable  withdrawal charges. Premium taxes are not reflected.
***  Performance  information  for Class IB shares is based on  information  for
     Class IA  shares  adjusted  to  reflect  payments  made  under the Class IB distribution plan.
+    Fund had not commenced operations as of Dec. 31, 1998.
++   Prior to April 9, 1999, was known as Putnam VT U.S. Government and High
     Quality Bond Fund.
1    Standardized performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on 1/6/99, historical  results of Class 1 shares,  and (b) for periods  after 1/6/99,
     Class 2's results  reflecting an additional 12b-1 fee  expense  which also affects  all future  performance.  [Blended figures assume reinvestment of dividends and capital gains.]
2    Because the fund started May 1, 1998,  performance for a full calendar year is not available.
3    Standardized performance for Class 2 shares reflect a "blended"  figure, combining: (a) for periods prior to Class 2's inception on 5/1/97, historical  results of Class 1 shares,  and (b) for periods  after 5/1/97,
     Class 2's results  reflecting an additional 12b-1 fee expense which also affects all future performance.


Average  Annual  Total  Return  without  Withdrawal  for  annuities  with  1.10%
mortality and expense risk fee

                                                                               Performance Since
                                                                           Commencement of the Fund**
                                                                                                     Since
Subaccount     Investing In:                                      1 Year    5 Years   10 Years    Commencement
               AIM VARIABLE INSURANCE FUNDS, INC.
--------------
PCAP 2           AIM V.I. Capital Appreciation Fund (5/93)*        17.77%     15.71%     --%         17.21%
--------------
PVAL 2           AIM V.I. Value Fund (5/93)*                       30.66      20.12     --           20.30

--------------
               AXPSM VARIABLE PORTFOLIO
--------------
PBCA 2           Blue Chip Advantage Fund (9/99)+                  --         --        --           --
--------------
PBND 2           Bond Fund (10/81)                                  0.18       5.39      7.52         9.82
--------------
PCMG 2           Cash Management Fund (10/81)                       3.76       3.56      3.96         5.31
--------------
PDEI 2           Diversified Equity Income Fund (9/99)+            --         --        --           --
--------------
PEXI 2           Extra Income Fund (5/96)                          -5.66      --        --           -1.69
--------------
PMGD 2           Managed Fund (4/86)                               14.29      12.45     13.08        11.27
--------------
PNDM 2           New Dimensions Fund (5/96)                        26.98      --        --           22.68
--------------
PSCA 2           Small Cap Advantage Fund (9/99)+                  --         --        --           --

--------------
               FIDELITY VIP
--------------
PBAL 2           Balanced Portfolio (Service Class) (11/97)        15.76      --        --           14.29
--------------
PGRO 2           Growth Portfolio (Service Class) (11/97)          37.62      20.15     17.86        15.83
--------------
PGRI 2           Growth & Income Portfolio (Service Class)         27.60      --        --           27.36
                 (11/97)
--------------
PMDC 2           Mid Cap Portfolio (Service Class) (12/98)         --         --        --            3.02

--------------
               FRANKLIN TEMPLETON VIP
--------------
PINT 2           Mutual Shares Securities Fund - Class 2           -1.25      --        --            8.17
                 (11/96)1
--------------
PMSS 2           Franklin Value Securities Fund - Class 2 (5/98)2  --         --        --          -22.84
--------------
PSMC 2           Franklin Small Cap Fund - Class 2 (11/95)1        -2.32      --        --           14.49
--------------
               TEMPLETON VARIABLE PRODUCTS SERIES FUND (TVP)
--------------
PVAS 2           Templeton International Fund - Class 2 (5/92)3     7.66      10.29     --           12.62

--------------
               MFS INVESTMENT MANAGEMENT(R)
--------------
PGIS 2           Growth with Income Series (10/95)                 20.74      --        --           24.30
--------------
PNDS 2           New Discovery Series (4/98)                       --         --        --            1.27
--------------
PTRS 2           Total Return Series (1/95)                        10.87      --        --           17.17
--------------
PUTS 2           Utilities Series (1/95)                           16.54      --        --           23.77

--------------
               PUTNAM VARIABLE TRUST
--------------
PGIN 2           Putnam VT Growth and Income Fund - Class IB       13.93      18.10     14.79        15.25
                 (2/88)***
--------------
PINC 2           Putnam VT Income Fund - Class IB (5/92)++ ***      6.77       5.46      7.64         7.11
--------------
PIGR 2           Putnam VT International Growth Fund - Class       16.93      --        --           15.76
                 IB (1/97) ***
--------------
PVIS 2           Putnam VT Vista Fund - Class IB (1/97) ***        17.94      --        --           -0.81

*    (Commencement date of the funds)
**   Current  applicable  charges deducted from fund  performance  include a $30 contract administrative charge, a 1.10% mortality and expense risk fee, and a 0.15%  variable  account  administrative  charge.  Premium  taxes are not reflected.
***  Performance  information  for Class IB shares  are based on Class IA shares adjusted to reflect payments made under the Class IB distribution plan.
+    Fund had not commenced operations as of Dec. 31, 1998.
++   Prior to April 9, 1999, was known as Putnam VT U.S. Government and High
     Quality Bond Fund.
1    Standardized  performance for Class 2 shares  reflects a "blended"  figure, combining:  (a) for  periods  prior  to  Class  2's  inception  on  1/6/99, historical  results of Class 1 shares,  and (b) for periods  after  1/6/99,
     Class 2's results  reflecting  an  additional  12b-1 fee expense which also affects all future  performance.  [Blended  figures assume  reinvestment of dividends and capital gains.]
2    Because the fund started May 1, 1998,  performance for a full calendar year is not available.
3    Standardized  performance  for Class 2 shares  reflect a "blended"  figure, combining:  (a) for  periods  prior  to  Class  2's  inception  on  5/1/97, historical  results of Class 1 shares,  and (b) for periods  after  5/1/97,
     Class 2's results  reflecting  an  additional  12b-1 fee expense which also affects all future performance.

Average Annual Total Return with Withdrawal for annuities with a 1.10% mortality and expense risk fee

                                                                               Performance Since
                                                                           Commencement of the Fund**
                                                                                                     Since
Subaccount     Investing In:                                      1 Year    5 Years   10 Years    Commencement
               AIM VARIABLE INSURANCE FUNDS, INC.
--------------
PCAP 2           AIM V.I. Capital Appreciation Fund (5/93)*         9.77%     15.14%     --%         16.87%
--------------
PVAL 2           AIM V.I. Value Fund (5/93)*                       22.66      19.64      --          20.00

--------------
               AXPSM VARIABLE PORTFOLIO
--------------
PBCA 2           Blue Chip Advantage Fund (9/99)+                  --         --         --           --
--------------
PBND 2           Bond Fund (10/81)                                 -7.04       4.57      7.52         9.82
--------------
PCMG 2           Cash Management Fund (10/81)                      -3.74       2.68      3.96         5.31
--------------
PDEI 2           Diversified Equity Income Fund (9/99)+            --         --         --           --
--------------
PEXI 2           Extra Income Fund (5/96)                         -12.41      --         --          -4.03
--------------
PMGD 2           Managed Fund (4/86)                                6.29      11.82     13.08        11.27
--------------
PNDM 2           New Dimensions Fund (5/96)                        18.98      --         --           20.79
--------------
PSCA 2           Small Cap Advantage Fund (9/99)+                  --         --         --           --

--------------
               FIDELITY VIP
--------------
PBAL 2           Balanced Portfolio (Service Class) (11/97)         7.76      --         --           13.27
--------------
PGRO 2           Growth Portfolio (Service Class) (11/97)          29.62      19.67     17.86        15.83
--------------
PGRI 2           Growth & Income Portfolio (Service Class)         19.60      --        --           24.18
                 (11/97)
--------------
PMDC 2           Mid Cap Portfolio (Service Class) (12/98)         --         --        --           -4.39

--------------
               FRANKLIN TEMPLETON VIP
--------------
PINT 2           Mutual Shares Securities Fund - Class 2           -8.35      --        --            5.17
                 (11/96)1
--------------
PMSS 2           Franklin Value Securities Fund - Class 2 (5/98)2  --         --        --          -28.23
--------------
PSMC 2           Franklin Small Cap Fund - Class 2 (11/95)1        -9.34      --        --           13.01
--------------
               TEMPLETON VARIABLE PRODUCTS SERIES FUND (TVP)
--------------
PVAS 2           Templeton International Fund - Class 2 (5/92)3    -0.16      --         9.61        12.46

--------------
               MFS INVESTMENT MANAGEMENT(R)
--------------
PGIS 2           Growth with Income Series (10/95)                 12.74      --        --           23.15
--------------
PNDS 2           New Discovery Series (4/98)                       --         --        --           -6.03
--------------
PTRS 2           Total Return Series (1/95)                         2.87      --        --           16.23
--------------
PUTS 2           Utilities Series (1/95)                            8.54      --        --           22.97

--------------
               PUTNAM VARIABLE TRUST
--------------
PGIN 2           Putnam VT Growth and Income Fund - Class IB        5.93      17.58     14.79        15.25
                 (2/88) ***
--------------
PINC 2           Putnam VT Income Fund - Class IB (5/92)++ ***     -0.97       4.64      7.64         7.11
--------------
PIGR 2           Putnam VT International Growth Fund - Class        8.93      --        --           12.24
                 IB (1/97) ***
--------------
PVIS 2           Putnam VT Vista Fund - Class IB (1/97) ***         9.94      --        --           -4.53

*    (Commencement date of the funds)
**   Current  applicable  charges deducted from fund  performance  include a $30 contract  administrative  charge, a 1.10% mortality and expense risk fee, a
     0.15% variable  account  administrative  charge and  applicable  withdrawal charges. Premium taxes are not reflected.
***  Performance  information  for Class IB shares  are based on Class IA shares adjusted to reflect payments made under the Class IB distribution plan.
+    Fund had not commenced operations as of Dec. 31, 1998.
++   Prior to April 9, 1999, was known as Putnam VT U.S. Government and High
     Quality Bond Fund.
1    Standardized  performance for Class 2 shares  reflects a "blended"  figure, combining:  (a) for  periods  prior  to  Class  2's  inception  on  1/6/99, historical  results of Class 1 shares,  and (b) for periods  after  1/6/99,
     Class 2's results  reflecting  an  additional  12b-1 fee expense which also affects all future  performance.  [Blended  figures assume  reinvestment of dividends and capital gains.]
2    Because the fund started May 1, 1998,  performance for a full calendar year is not available.
3    Standardized  performance  for Class 2 shares  reflect a "blended"  figure, combining:  (a) for  periods  prior  to  Class  2's  inception  on  5/1/97, historical  results of Class 1 shares,  and (b) for periods  after  5/1/97,
     Class 2's results  reflecting  an  additional  12b-1 fee expense which also affects all future performance.

Cumulative Total Return

Cumulative total return represents the cumulative change in value of an investment for a given period (reflecting change in a subaccount's accumulation unit value). We compute aggregate total return using the following formula:

                                               ERV - P
                                                  P

where:        P = a hypothetical initial payment of $1,000
            ERV = Ending  Redeemable  Value of a  hypothetical  $1,000 payment made at the beginning of the one-, five-, or 10- year (or other) period at the end of the one-, five-, or 10- year (or other) period (or fractional portion thereof)

Total return figures reflect the deduction of the withdrawal charge which assumes you withdraw the entire contract value at the end of the one-, five- and 10- year periods (or, if less, up to the life of the variable subaccount). We also may show performance figures without the deduction of a withdrawal charge. In addition, all total return figures reflect the deduction of all other applicable charges (except premium taxes) including the contract administrative charge, the variable account administrative charge and the mortality and expense risk fee.

Calculation of Yield for Variable Subaccounts Investing in Money Market Funds

Annualized Simple Yield

For subaccounts investing in money market funds, we base quotations of simple yield on:
         (a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period:
         (b) less, a pro rata share of the subaccount expenses accrued over the period;
         (c) dividing the difference by the value of the subaccount at the beginning of the period to obtain the base period return; and
         (d)      multiplying the base period return by 365/7.

The subaccount's value includes:
o  any declared dividends;
o  the value of any shares purchased with dividends paid during the period; and
o  any dividends declared for such shares.

It does not include:
o  the effect of any applicable withdrawal charge; or
o  any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)365/7] - 1

Annualized Yield for Subaccounts Investing in Income Funds

For the variable subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period according to the following formula:

                            YIELD = 2[a-b + 1)6 - 1]
                                       cd

where: a = dividends and investment income earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund in which the variable subaccount invests.

CALCULATING ANNUITY PAYOUTS

The Variable Account

We do the following calculations separately for each of the subaccounts of the variable account. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout: To compute your first monthly payment, we:

o determine the dollar value of your annuity as of the valuation date that falls on (or the closest valuation date that falls before) the seventh calendar day before the retirement date and then deduct any applicable premium tax; then
o apply the result to the annuity table contained in the contract or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: We then convert the value of your subaccount to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or the closest valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your subaccount is fixed. The value of the units fluctuates with the performance of the underlying fund.

Subsequent Payouts: To compute later payouts, we multiply:

o the annuity unit value on the valuation date that falls on (or the closest valuation date that falls before) the seventh calendar day before the payout is due; by
o    the fixed number of annuity units credited to you.


Annuity Unit Values: We originally set this value at $1 for each subaccount. To calculate later value we multiply the last annuity value by the product of:

o    the net investment factor; and
o    the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor
We determine the net investment factor by:

o adding the fund's current net asset value per share, plus the per-share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
o    dividing that sum by the previous adjusted net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee and the variable account administrative charge from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a subaccount.

The Fixed Account

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then
o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract.

RATING AGENCIES

The following chart reflects the ratings given to us by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable subaccounts of the annuity. This information relates only to the fixed account and reflects our ability to make annuity payouts and to pay death benefits and other distributions from the annuities.

             Rating agency                          Rating

               A.M. Best                              A+
                                   (Superior)

             Duff & Phelps                           AAA

                Moody's                              Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the contract is American Express Financial Advisors Inc. which offers the contract on a continuous basis.

The contract is new and, therefore, we have not received any withdrawal charges or paid any commissions.

INDEPENDENT AUDITORS

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

FINANCIAL STATEMENTS

Report of Independent Auditors

The Board of Directors
American Enterprise Life Insurance Company

We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 1998 and 1997, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP
Ernst & Young LLP
February 4, 1999
Minneapolis, Minnesota


                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                              BALANCE SHEETS
                                               December 31,
                                   ($ thousands, except share amounts)
ASSETS                                                                                  1998              1997
------                                                                             - -----------    -  -------

Investments:
  Fixed maturities:
        Held to maturity, at amortized cost (fair value:
           1998, $1,126,732 ; 1997, $1,223,108)                                         $1,081,193       $1,186,682
        Available for sale, at fair value (amortized cost:
           1998, $2,526,712; 1997, $2,609,621)                                           2,594,858        2,685,799
                                                                                       -----------      -----------
                                                                                         3,676,051        3,872,481

  Mortgage loans on real estate                                                            815,806          738,052
  Other investments                                                                         12,103           16,024
                                                                                     -------------    -------------
          Total investments                                                              4,503,960        4,626,557

Accounts receivable                                                                            214              563
Accrued investment income                                                                   61,740           59,588
Deferred policy acquisition costs                                                          196,479          224,501
Other assets                                                                                    43              117
Separate account assets                                                                    123,185           62,087
                                                                                      ------------    -------------

          Total assets                                                                  $4,885,621       $4,973,413
                                                                                        ==========       ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
  Future policy benefits for fixed annuities                                            $4,166,852       $4,343,213
  Policy claims and other policyholders' funds                                               7,389           11,328
  Deferred income taxes                                                                     23,199           35,601
  Amounts due to brokers                                                                    54,347           34,935
  Other liabilities                                                                         24,500           16,905
  Separate account liabilities                                                             123,185           62,087
                                                                                       -----------     ------------
          Total liabilities                                                              4,399,472        4,504,069

Stockholder's equity:
  Capital stock, $100 par value per share;
    100,000 shares authorized,
    20,000 shares issued and outstanding                                                     2,000            2,000
  Additional paid-in capital                                                               282,872          282,872
  Accumulated other comprehensive income:
     Net unrealized securities gains                                                        44,295           49,516
  Retained earnings                                                                        156,982          134,956
                                                                                      ------------     ------------
          Total stockholder's equity                                                       486,149          469,344
                                                                                      ------------     ------------

Total liabilities and stockholder's equity                                              $4,885,621       $4,973,413
                                                                                        ==========       ==========

                                         See accompanying notes.


                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                           STATEMENTS OF INCOME
                                         Years ended December 31,
                                              ($ thousands)
                                                                       1998              1997             1996
                                                                   ---------          ---------        ----------

Revenues:
  Net investment income                                               $340,219          $332,268         $271,719
  Contractholder charges                                                 6,387             5,688            5,450
  Mortality and expense risk fees                                        1,275               641              303
  Net realized loss on investments                                      (4,788)             (509)          (5,258)
                                                                    ----------        ----------      -----------

          Total revenues                                               343,093           338,088          272,214
                                                                     ---------         ---------       ----------

Benefits and expenses:
  Interest credited on investment contracts                            228,533           231,437          191,672
  Amortization of deferred policy acquisition costs                     53,663            36,803           30,674
  Other operating expenses                                              24,476            24,890           14,133
                                                                    ----------        ----------         --------

          Total benefits and expenses                                  306,672           293,130          236,479
                                                                     ---------         ---------          -------

Income before income taxes                                              36,421            44,958           35,735

Income taxes                                                            14,395            16,645           12,912
                                                                    ----------        ----------        ---------

Net income                                                           $  22,026         $  28,313         $ 22,823
                                                                     =========         =========         ========

                                         See accompanying notes.


                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                    STATEMENTS OF STOCKHOLDER'S EQUITY
                                   Three years ended December 31, 1998
                                                ($ thousands)
                                                                                               Accumulated Other
                                                                                                 Comprehensive
                                                         Total                    Additional
                                                     Stockholder's    Capital      Paid-In          Income,         Retained
                                                         Equity        Stock       Capital        Net of Tax        Earnings

Balance, December 31, 1995                               $296,816       $2,000       $177,872        $ 33,124         $83,820
Comprehensive income:
     Net income                                            22,823           --             --              --          22,823
      Unrealized holding losses arising
           during the year, net of  taxes of
        $12,282                                           (22,810)          --             --         (22,810)             --
      Reclassification adjustment for losses
           included in net income, net of tax
           of $(1,093)                                      2,029           --             --           2,029              --
                                                                                                    ------------
                                                    -----------------
     Other comprehensive loss                             (20,781)          --             --         (20,781)             --
                                                    -----------------
     Comprehensive income                                   2,042
Capital contribution from parent                           65,000           --         65,000              --              --
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1996                                363,858        2,000        242,872          12,343         106,643
Comprehensive income:
     Net income                                            28,313           --             --              --          28,313
     Unrealized holding gains arising
          during the year, net of taxes of
       $(19,891)                                           36,940           --             --          36,940              --
       Reclassification adjustment for losses
           included in net income, net of tax
           of $(126)                                          233           --             --             233              --
                                                                                               -------------------
                                                    -----------------
     Other comprehensive income                            37,173           --             --          37,173              --
                                                    -----------------
     Comprehensive income                                  65,486
Capital contribution from parent                           40,000                      40,000
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1997                                469,344        2,000        282,872          49,516         134,956
Comprehensive income:
     Net income                                            22,026           --             --              --          22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)          --             --          (6,314)             --
     Reclassification adjustment for losses
          included in net income, net of tax                1,093
          of $(588)                                                         --             --           1,093              --
                                                    -----------------                          -------------------
                                                                                               -------------------
     Other comprehensive loss                              (5,221)          --             --          (5,221)             --
                                                    -----------------
                                                    -----------------
     Comprehensive income                                  16,805
                                                    ---------------------------------------------------------------------------

Balance, December 31, 1998                               $486,149       $2,000       $282,872         $44,295        $156,982
                                                    ===========================================================================


                                         See accompanying notes.


                                AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                         STATEMENTS OF CASH FLOWS
                                         Years ended December 31,
                                              ($ thousands)
                                                                                 1998              1997              1996
                                                                               --------          --------          --------
Cash flows from operating activities:
  Net income                                                                  $  22,026          $ 28,313          $ 22,823
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
      Change in accrued investment income                                        (2,152)           (8,017)           (9,692)
      Change in accounts receivable                                                 349             9,304                --
      Change in deferred policy acquisition costs, net                           28,022           (21,276)          (32,651)
      Change in other assets                                                         74             4,840           (10,007)
      Change in policy claims and other policyholders' funds                     (3,939)          (16,099)           15,786
      Deferred income tax (benefit) provision                                    (9,591)           (2,485)            5,084
      Change in other liabilities                                                 7,595             1,255             8,621
      Amortization of premium (accretion of discount), net                          122            (2,316)           (2,091)
      Net realized loss on investments                                            4,788               509             5,258
      Other, net                                                                  2,544               959              (129)
                                                                               ----------         ---------         ----------

         Net cash provided by (used in) operating activities                     49,838            (5,013)            3,002

Cash flows from investing activities: Fixed maturities held to maturity:
        Purchases                                                                    --            (1,996)          (16,967)
        Maturities                                                               73,601            41,221            26,190
        Sales                                                                    31,117            30,601            27,944
    Fixed maturities available for sale:
        Purchases                                                              (298,885)         (688,050)         (921,914)
        Maturities                                                              335,357           231,419           212,212
        Sales                                                                    48,492            73,366            47,542
    Other investments:
        Purchases                                                              (161,252)         (199,593)         (212,182)
        Sales                                                                    78,681            29,139            19,850
    Change in amounts due to brokers                                             19,412           (53,796)           88,568
                                                                             ----------        -----------       ----------

          Net cash provided by (used in) investing activities                   126,523          (537,689)         (728,757)

Cash flows from financing activities: Activity related to investment contracts:
    Considerations received                                                     302,158           783,339           846,378
    Surrenders and other benefits                                              (707,052)         (552,903)         (312,362)
    Interest credited to account balances                                       228,533           231,437           191,672
  Change in securities sold under repurchase agreements                              --                --           (67,000)
  Capital contribution from parent                                                     --          40,000            65,000
                                                                          ---------------      ----------         ---------

          Net cash (used in) provided by financing activities                  (176,361)          501,873           723,688
                                                                             -----------        ---------          --------

Net decrease in cash and cash equivalents                                            --           (40,829)           (2,067)

Cash and cash equivalents at beginning of year                                         --          40,829            42,896
                                                                          ---------------      ----------         ---------

Cash and cash equivalents at end of year                                  $          --     $          --        $   40,829
                                                                          ==============    ==============       ==========

                                         See accompanying notes.

1.   Summary of significant accounting policies

     Nature of business

     American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis.
     Immediate annuities are offered as well.

     Basis of presentation

     The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
     Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments

     Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive income, net of deferred income taxes.

     Realized investment gain or loss is determined on an identified cost basis.

     Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

     Mortgage loans on real estate are carried at amortized cost less an allowance for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

1.   Summary of significant accounting policies (continued)

     Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

     The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

     The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments.

     When evidence  indicates a decline,  which is other than temporary,  in the
     underlying  value  or  earning  power  of  individual   investments,   such
     investments are written down to the fair value by a charge to income.

     Statements of cash flows

     The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

     Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                         1998          1997             1996
                                         ----          -----            ----
    Cash paid during the year for:
      Income taxes                       $19,035      $19,456           $10,317
      Interest on borrowings               5,437        1,832               998

     Contractholder charges

     Contractholder   charges  include  surrender  charges  and  fees  collected regarding the issue and administration of annuity contracts.

1.   Summary of significant accounting policies (continued)

     Deferred policy acquisition costs

     The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

     Liabilities for future policy benefits

     Liabilities for deferred annuities are accumulation values. Liabilities for fixed annuities in a benefit status are based on the established industry mortality tables with various interest rates ranging from 5.5 percent to
     8.75 percent, depending on year of issue.

     Federal income taxes

     The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

     Included in other liabilities at December 31, 1998 and 1997 are $3,504 payable to and $1,289, receivable from , respectively, IDS Life for federal income taxes.

     Separate account business

     The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

     The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

     Accounting Changes

     Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities net of taxes and reclassification adjustment.

1.   Summary of significant accounting policies (continued)

     In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized on AEFC's financial statements. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

     In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments", providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition

     In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

     Reclassification

     Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

2.   Investments

     Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.


     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                                                       Gross            Gross
                                                    Amortized       Unrealized       Unrealized          Fair
    Held to maturity                                  Cost              Gains          Losses            Value
    ----------------                             --------------   ----  -------        ------       ---- -----
    U.S. Government agency obligations            $       8,652     $      423      $        --      $      9,075
    State and municipal obligations                       3,003            149               --             3,152
    Corporate bonds and obligations                     877,140         48,822            6,670           919,292
    Mortgage-backed securities                          192,398          2,844               29           195,213
                                                   ------------     ----------       ----------       -----------
                                                     $1,081,193       $ 52,238          $ 6,699        $1,126,732
                                                     ==========       ========          =======        ==========

    Available for sale
    U.S. Government agency obligations            $       2,062    $       116      $        --      $      2,178
    Corporate bonds and obligations                   1,472,814         69,990           34,103         1,508,701
    Mortgage-backed securities                        1,051,836         32,232               89         1,083,979
                                                    -----------     ----------      -----------         ---------
                                                     $2,526,712       $102,338          $34,192        $2,594,858
                                                     ==========       ========          =======        ==========

     The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1997 are as follows:

                                                                       Gross            Gross
                                                    Amortized       Unrealized       Unrealized          Fair
    Held to maturity                                  Cost              Gains           Losses           Value
    ----------------                             --------------   ----  -------    --   ------      ---- -----
    U.S. Government agency obligations             $     11,120      $     710      $        --      $     11,830
    State and municipal obligations                       3,003            173               --             3,176
    Corporate bonds and obligations                     970,498         38,176            2,763         1,005,911
    Mortgage-backed securities                          202,061          1,497            1,367           202,191
                                                   ------------      ---------          -------       -----------
                                                     $1,186,682        $40,556           $4,130        $1,223,108
                                                     ==========        =======           ======        ==========

    Available for sale
    U.S. Government agency obligations            $       2,077    $        13       $       --      $      2,090
    Corporate bonds and obligations                   1,273,217         52,207            8,020         1,317,404
    Mortgage-backed securities                        1,334,327         33,017            1,039         1,366,305
                                                    -----------       --------          -------        ----------
                                                     $2,609,621        $85,237           $9,059        $2,685,799
                                                     ==========        =======           ======        ==========

2.   Investments (continued)

     The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        Amortized            Fair
    Held to maturity                       Cost             Value

    Due in one year or less            $     33,208      $     33,499
    Due from one to five years              215,010           227,139
    Due from five to ten years              539,917           562,708
    Due in more than ten years              100,660           108,173
    Mortgage-backed securities              192,398           195,213
                                       ------------      ------------
                                         $1,081,193        $1,126,732

                                        Amortized            Fair
    Available for sale                     Cost             Value

    Due in one year or less          $          350    $          358
    Due from one to five years               96,412           101,441
    Due from five to ten years              981,556         1,021,961
    Due in more than ten years              396,558           387,119
    Mortgage-backed securities            1,051,836         1,083,979
                                          ---------         ---------
                                         $2,526,712        $2,594,858

     During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $31,117, $29,561 and $27,969, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

     In addition, fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $73,366 and gross realized gains and losses of $1,081 and $1,440, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $47,542 and gross realized gains and losses of $17 and $3,139, respectively.

     At December 31, 1998, bonds carried at $3,292 were on deposit with various states as required by law.

2.   Investments (continued)

     At December 31, 1998, investments in fixed maturities comprised 82 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $480 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

           Rating                         1998             1997
    ----------------------         --   --------     --  ------
    Aaa/AAA                            $1,242,301        $1,531,588
    Aa/AA                                  45,526            34,167
    Aa/A                                   60,019            69,775
    A/A                                   422,725           421,733
    A/BBB                                 228,656           222,022
    Baa/BBB                             1,030,874           954,962
    Baa/BB                                 79,687            84,053
    Below investment grade                498,117           478,003
                                     ------------      ------------
                                       $3,607,905        $3,796,303

     At December 31, 1998, approximately 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.


     At December 31, 1998, approximately 18 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:


                                               December 31, 1998                        December 31, 1997
                                            -----------------------                  ---------------------
                                          On Balance         Commitments         On Balance         Commitments
    Region                                   Sheet           to Purchase           Sheet            to Purchase
    South Atlantic                          $198,552            $    651          $186,714             $  9,199
    Middle Atlantic                          129,284                 520           128,239               10,167
    East North Central                       134,165               2,211           125,018                6,294
    Mountain                                 113,581                  --            94,061               11,620
    West North Central                       119,380               9,626            96,701               11,135
    New England                               46,103                  --            50,932                   --
    Pacific                                   43,706                  --            33,052                   --
    West South Central                        32,086                  --            19,573                   --
    East South Central                         7,449                  --             7,480                   --
                                           ---------        ------------         ---------         ------------
                                             824,306              13,008           741,770               48,415
    Less allowance for losses                  8,500                  --             3,718                   --
                                          ----------        ------------        ----------         ------------
                                            $815,806             $13,008          $738,052              $48,415
                                            ========             =======          ========              =======


2.   Investments (continued)

                                               December 31, 1998                       December 31, 1997
                                              -------------------                     -------------------
                                          On Balance         Commitments         On Balance         Commitments
              Property type                  Sheet            to Purchase          Sheet            to Purchase
    Department/retail stores                $253,380          $     781           $242,307            $  9,683
    Apartments                               186,030              2,211            189,752              10,167
    Office buildings                         206,285              9,496            169,177               7,262
    Industrial buildings                      82,857                520             60,195              17,430
    Hotels/Motels                             45,552                 --             33,508                  --
    Medical buildings                         33,103                 --             30,103               3,873
    Nursing/retirement homes                   6,731                 --              9,552                  --
    Mixed Use                                 10,368                 --              7,176                  --
                                          ----------       ------------        -----------        ------------
                                             824,306             13,008            741,770              48,415
    Less allowance for losses                  8,500                 --              3,718                  --
                                         -----------        -----------        -----------         -----------
                                            $815,806            $13,008           $738,052             $48,415
                                            ========            =======           ========             =======

     Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

     At December 31, 1998, the Company's recorded investment in impaired loans was $1,932 with an allowance of $500. At December 31, 1997, the Company's recorded investment in impaired loans was $4,443 with an allowance of $718. During 1998 and 1997, the average recorded investment in impaired loans was $2,736 and $6,473, respectively.

     The Company recognized $251, $nil and $nil of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996, respectively.


     The following table presents changes in the allowance for investment losses related to all loans:

                                                                      1998             1997              1996
                                                                      ----             ----              ----
    Balance, January 1                                                $3,718           $2,370           $    --
    Provision for investment losses                                    4,782            1,805             2,370
    Loan payoffs                                                          --             (457)               --
                                                                  ----------          -------         ---------
    Balance, December 31                                              $8,500           $3,718            $2,370
                                                                      ======           ======            ======

     Net investment income for the years ended December 31 is summarized as follows:

                                                                     1998              1997             1996
                                                                -    -----       --    -----       -    ----
    Interest on fixed maturities                                     $285,260         $278,736          $230,559
    Interest on mortgage loans                                         65,351           55,085            41,010
    Interest on cash equivalents                                          137              704             1,402
    Other                                                              (2,493)           1,544             1,194
                                                                   -----------   -------------       -----------
                                                                      348,255          336,069           274,165
    Less investment expenses                                            8,036            3,801             2,446
                                                                  -----------      -----------       -----------
                                                                     $340,219         $332,268          $271,719
                                                                     ========         ========          ========


2.   Investments (continued)

     Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                1998              1997             1996
                          --    ----       --     ----       --    ----
    Fixed maturities          $    863          $ 1,638           $(2,888)
    Mortgage loans              (4,816)          (1,348)           (2,370)
    Other investments             (835)            (799)               --
                              --------           ------        ----------
                               $(4,788)         $  (509)          $(5,258)
                               =======          =======           =======

     Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                             1998          1997         1996
                                             ----          ----         ----
    Fixed maturities available for sale     $(8,032)     $57,188      $(31,970)

3.    Income taxes

     The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

     The income tax expense (benefit) for the years ended December 31, consists of the following:

                                     1998              1997             1996
                               --    ----       --     ----       --    ----
    Federal income taxes:
      Current                      $ 23,227          $17,668            $7,124
      Deferred                       (9,591)          (2,485)            5,084
                                  ---------         --------           -------
                                     13,636           15,183            12,208

    State income taxes-current          759            1,462               704
                                -----------        ---------          --------
    Income tax expense             $ 14,395          $16,645           $12,912
                                   ========          =======           =======

     Increases (decreases) to the federal income tax provision applicable to pretax income based on the statutory rate, for the years ended December 31, are attributable to:


                                                           1998                      1997                     1996
                                                       -----------                --------                  -------
                                               Provision      Rate      Provision    Rate        Provision    Rate
     Federal income taxes based
       on the statutory rate                    $13,972     35.0%         $15,735    35.0%        $12,507    35.0%
     Increases (decreases) are attributable to :
         Tax-excluded interest                      (35)    (0.1)             (41)   (0.1)            (53)   (0.1)
           State tax, net of federal benefit        493      1.2              956     2.1             459     1.3
     Other, net                                     (35)       --              (5)     --              (1)       --
                                                 ------    ------         -------    ------        ------       ------
Federal income taxes                            $14,395     36.1%         $16,645    37.0%        $12,912      36.2%
                                                =======     ====          =======    ====         =======       ====

3.   Income taxes (continued)

     Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

    Deferred income tax assets:                   1998              1997
                                                --------         -------
    Policy reserves                               $51,298           $54,468
    Other                                           2,214             1,736
                                                ---------           -------
         Total deferred income tax assets          53,512            56,204
                                                 --------            ------

    Deferred income tax liabilities:
    Deferred policy acquisition costs              52,908            63,630
    Investments                                    23,803            28,175
                                                 --------            ------
         Total deferred income tax liabilities    _76,711            91,805
                                                  -------          --------
         Net deferred income tax liabilities      $23,199           $35,601
                                                  =======           =======

     The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4.   Stockholder's equity

     Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $45,716 and $17,392 as of December 31, 1998 and 1997, respectively. In addition, dividends in excess of $37,902 would require approval by the Insurance Department of the state of Indiana.

     Statutory net income and stockholder's equity as of December 31, are summarized as follows:

                                       1998              1997             1996
                                     --------         ---------        -------
    Statutory net income              $ 37,902        $   23,589     $    9,138
    Statutory stockholder's equity     330,588           302,264        250,975

5.   Related party transactions

     On December 31, 1998, the Company purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,651 and $8,400 at December 31, 1998 and 1997, respectively. The interest rate swap is an off balance sheet transaction.

     The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $28,482, $24,535 and $17,936 for the years ended December 31, 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

6.   Lines of credit

     The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is the parent's cost of funds, established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 1998 or 1997.

7.   Derivative financial instruments

     The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

     Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

     Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

     Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

     The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.


     The Company's holdings of derivative financial instruments are as follows:

                                 Notional         Carrying            Fair         Total Credit
    December 31, 1998             Amount            Amount            Value          Exposure
    -----------------             ------       -    ------      --    -----          --------
      Assets:
        Interest rate caps      $   900,000         $  5,452         $  1,518          $  1,518
        Interest rate floors      1,000,000            6,651           17,798            17,798
        Interest rate swaps       1,000,000               --               --                --
                                               -------------     ------------     -------------
                                                     $12,103          $19,316           $19,316
                                          =          =======          =======           =======

7.   Derivative financial instruments (continued)

                                                  Notional         Carrying            Fair         Total Credit
    December 31, 1997                              Amount            Amount            Value           Exposure
    -----------------                         -    ------       --   ------      --    -----       --  --------
      Assets:
        Interest rate caps                       $   900,000         $  7,624         $  5,340          $  5,340
        Interest rate floors                       1,000,000            8,400            8,400             8,400
        Interest rate swaps                        1,000,000               --               --                --
                                                                -------------     ------------      ------------
                                                                      $16,024          $13,740           $13,740
                                                                      =======          =======           =======

     The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2000 to 2003.

     Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

8.   Fair values of financial instruments

     The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.


                                                                                December 31,
                                                                1998                              1997
                                                               --------                        --------
                                                         Carrying          Fair          Carrying         Fair
    Financial Assets                                      Amount          Value           Amount          Value
    Investments:
    Fixed maturities (Note 2):
       Held to maturity                                  $1,081,193      $1,126,732      $1,186,682      $1,223,108
       Available for sale                                 2,594,858       2,594,858       2,685,799       2,685,799
    Mortgage loans on real estate (Note 2)                  815,806         874,064         738,052         775,869
    Derivative financial instruments (Note 7)                12,103          19,316          16,024          13,740
    Separate account assets (Note 1)                        123,185         123,185          62,087          62,087

    Financial Liabilities
    Future policy benefits for fixed annuities           $4,152,059      $4,000,789      $4,330,173      $4,152,471
    Separate account liabilities                            123,185         115,879          62,087          58,116

     At December 31, 1998 and 1997, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $14,793 and $13,040, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997.

8. Fair values of financial instruments (continued)

     The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

9.   Commitments and contingencies

     A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company conducts business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company, along with AEFC and its insurance subsidiaries, has been named as a defendant in one of these types of actions.

     The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from IDS Life and its subsidiaries. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and its subsidiaries believe they have meritorious defenses to the claims raised in this lawsuit.

     The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of this lawsuit should not have a material adverse effect on the Company's financial position.

10.  Year 2000 Issue (Unaudited)

     The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's business is heavily dependent upon AEFC's computer systems and has significant interactions with systems of third parties.

     A comprehensive review of AEFC's computer systems and business processes, has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps have been taken to resolve potential problems including modification to existing software and the purchase of new software. AEFC's target date for substantially completing its program of corrective measures on internal business critical systems was December 31, 1998. As of June 30, 1999, AEFC completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on the Company's operations continues to be evaluated. The failure of external parties to resolve their own Year 2000 issues in a timely manner could result in a material financial risk to AEFC or the company.

     AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. These plans are being amended to include specific Year 20000 considerations and will contine to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.